SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2006


                          AUSTRALIAN FOREST INDUSTRIES
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             (Exact name of Registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

         Nevada                      0-25909                   86-0931332
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(State or other jurisdiction  (Commission File No.)         (I.R.S. Employer
      of incorporation)                                    Identification No.)

                       4/95 Salmon Street, Port Melbourne,
                            Victoria, Australia                     3207
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                    (Address of principal executive offices)     (Zip Code)

                             011 61 3 8645 4340 1130
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               Registrant's telephone number, including area code


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

On September 18, 2006, Australian Forest Industries (the "Company"), entered into a stock purchase and recapitalization agreement (the "Stock Purchase Agreement") with SIMBA Mines, Inc., a Nevada corporation ("SIMBA") pursuant to which the Company purchased from SIMBA all of the issued and outstanding shares of its wholly-owned subsidiary Simbajamba Mines Limited, a company incorporated pursuant to the laws of Samoa ("Simbajamba"), for a convertible promissory note of the Company in favor of SIMBA in the amount of US$41,547,000; and (ii) the settlement of all outstanding loan balances between the Company and SIMBA. In order to fulfill the requirements of the Stock Purchase Agreement, the Company prior to the consummation of the transactions contemplated by the Stock Purchase Agreement shall: (i) complete a reverse split of its common stock on a 515.20136 -for-1 basis; (ii) amend its articles of incorporation changing its name to Zebra Copper Inc; and (iii) incorporate an Australian company, Australian Forest Industries Limited("AFIL") and transfer all of the issued and outstanding equity of Integrated Forest Products Pty Ltd, a company incorporated pursuant to the laws of Australia and a wholly-owned subsidiary of the Company, to AFIL; (ii) following the IFP Transfer, distribute all of the issued and outstanding equity of AFIL to the shareholders of the Company in the form of a dividend.

Also on September 18, 2006, the Company entered into a shares sale agreement (the "Share Sale Agreement") with Bongani International Group Limited ("BIG"), a company incorporated pursuant to the laws of the British Virgin Islands, pursuant to which the Company purchased from BIG all of the issued and outstanding shares of its wholly-owned subsidiary, Rockbury, for (a) 4,806,625 shares of common stock of the Company(post consolidation); and (b) the settlement of all outstanding loan balances between Bongani International Group Limited and Rockbury.


Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired

(c)   Exhibits.

      The following documents are being filed herewith by BICO as exhibits to this Current Report on Form 8-K:

10.4 Stock Purchase and Recapitalization Agreement between Australian Forest Industries, Inc. and SIMBA Mines, Inc., dated September 18, 2006.

10.5 Shares Sale Agreement of Shares in Rockbury Properties Limited between Australian Forest Industries, Inc. and Bongani International Group Limited, dated September 18, 2006.

99.1 Press release of Australian Forest Industries, Inc., dated October 4, 2006.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Australian Forest Industries
                                        (Registrant)


Date:  November 21, 2006                By: /s/ Michael Timms
                                            --------------------------------
                                            Mr. Michael Timms, President